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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2002



                            INSTEEL INDUSTRIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)




        NORTH CAROLINA                        1-9929                         56-0674867
        --------------                        ------                         ----------
(State or other jurisdiction of          (Commission file       (I.R.S. Employer Identification No.)
incorporation or organization)                number)

     1373 BOGGS DRIVE, MOUNT AIRY,                                 27030
     ------------------------------                                -----
             NORTH CAROLINA                                     (Zip Code)
             --------------
(Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 786-2141










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ITEM 5.  OTHER EVENTS

         On February 8, 2002, Insteel Industries, Inc. (the "Registrant") announced that its common stock began trading on the OTC Bulletin Board under the symbol "IIIN." A copy of the press release issued by the Registrant concerning the foregoing announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

         99.1   Insteel Industries, Inc. press release dated February 8, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INSTEEL INDUSTRIES, INC.
                                    ------------------------
                                    Registrant



Date: February 8, 2002           By:  /s/ H.O. Woltz III
                                      -----------------------------------------
                                          H.O. Woltz III
                                          President and Chief Executive Officer




Date: February 8, 2002           By:  /s/ Michael C. Gazmarian
                                      -----------------------------------------
                                          Michael C. Gazmarian
                                          Chief Financial Officer and Treasurer